UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – September 24, 2008

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1727 West Broadway, Suite 400 Vancouver, British Columbia	V6J 4S5
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 738-6644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On September 24, 2008, Chemokine Therapeutics Corp. (the “Company”) issued a press release announcing the launch of a multi-stage strategic financial initiative. The initiative is designed to (1) address current working capital needs, (2) raise required funds for the launch of the CTCE-9908 Phase II liver cancer trial and (3) materially enhance shareholder value.

The Board of Directors for Chemokine Therapeutics have reviewed and approved the following strategic financial initiatives:

•

Implement a capital raise designed to resolve short term liquidity issues and position the Company for the launch of the CTCE-9908 Phase II liver cancer trial.

•

Accelerate the Company’s review of Strategic Alternatives to enhance shareholder value including, merger, sale, licensing and partnership transactions.

•

Engage the services of a proven financial consultant to assist in identifying short and long term capital sources and the evaluation of strategic alternatives designed to enhance shareholder value.

The Company has engaged the services of Mr. Denmar J. Dixon to work with management and the board to oversee the implementation of the strategy. Mr. Dixon previously spent 23 years with Banc of America Securities as a Managing Director in its investment banking unit.

A copy of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 2008	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Walter Korz Walter Korz, President & Chief Executive Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS LAUNCHES STRATEGIC FINANCIAL INITIATIVE

Vancouver, BC (Sept 24, 2008) – Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders, and vascular diseases, today announced the launch of a multi-stage strategic financial initiative. The initiative is designed to (1) address current working capital needs, (2) raise required funds for the launch of the CTCE-9908 Phase II liver cancer trial and (3) materially enhance shareholder value.

The Board of Directors for Chemokine Therapeutics have reviewed and approved the following strategic financial initiatives:

•

Implement a capital raise designed to resolve short term liquidity issues and position the Company for the launch of the CTCE-9908 Phase II liver cancer trial.

•

Accelerate the Company’s review of Strategic Alternatives to enhance shareholder value including, merger, sale, licensing and partnership transactions.

•

Engage the services of a proven financial consultant to assist in identifying short and long term capital sources and the evaluation of strategic alternatives designed to enhance shareholder value.

The Company has engaged the services of Mr. Denmar J. Dixon to work with management and the board to oversee the implementation of the strategy. Mr. Dixon previously spent 23 years with Banc of America Securities as a Managing Director in its investment banking unit.

“The Company has moved aggressively to reposition the board and has a strong management team in place that is capable of delivering on the potential embedded in the Company’s excellent science,” stated Ed Taylor, Chairman of the Board.  “The board has now authorized the immediate implementation of a financing plan designed to resolve working capital issues, position the company to move the science forward and allow the company to capture value for the benefit of all stakeholders.”

“With encouraging Phase I/II results released and the recent regulatory approval allowing us to begin a Phase II study in liver cancer, I am excited that the Board of Directors has approved a plan to implement these strategic financial initiatives,” stated Walter Korz, President and Chief Executive Officer.  “Management remains confident in the science and very committed to the development of lead drug candidate CTCE-9908 as well as our strong pipeline of other compounds, which we believe will result in maximizing value to shareholders.  We believe that the value of the science is not currently reflected in the share price due to market conditions.”

About Denmar J. Dixon

Mr. Dixon spent 23 years with Banc of America Securities and its affiliates prior to his retirement in January 2008.  Mr. Dixon was a Managing Director and the Global Head of the Basic Industries Group.  He has completed transactions, across several industry sectors, totaling over $75 Billion in value, including Mergers and Acquisitions for public and private entities, Restructuring Advisory assignments and Equity and Debt capital markets transactions.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drug candidates in the field of chemokines.  Chemokines are a class of signaling proteins that play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration.  Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the Company’s ability to raise additional funding and the potential dilutive effects thereof, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

 For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Vice President, Corporate Communications Phone: (604) 738-6643 or 1-888-822-0305 Fax: (604) 738-6645 E-mail: devans@chemokine.net Internet: www.chemokine.net